SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000
                              --------------------

                                ONIX SYSTEMS INC.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       1-13975                           76-0546330
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(State or Other Jurisdiction     (Commission File               (I.R.S. Employer
  of Incorporation)                  Number)                 Identification No.)



22001 North Park Drive
Kingwood, Texas                                                       77339-3804
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 622-1000

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to ONIX Systems Inc.'s annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: dependence on the oil and gas industry, market acceptance of new products, customer capital spending policies, the Registrant's acquisition strategy, international sales, technological change and new products, competition, use of gamma technology, protection of proprietary rights, government regulations and approvals, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.  Other Events
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         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a)      Financial Statements of Business Acquired: not applicable

         (b)      Pro Forma Financial Information: not applicable

         (c)      Exhibits:

                  99 - Press Release dated January 31, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                                  ONIX SYSTEMS INC.



                                                  By:/s/ Theo Melas-Kyriazi
                                                     --------------------------
                                                     Theo Melas-Kyriazi
                                                     Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252


                    ONIX SYSTEMS ANNOUNCES CASH TENDER OFFER
                              BY THERMO INSTRUMENT

KINGWOOD, Tex., January 31, 2000 - ONIX Systems Inc. (ASE-ONX), a Thermo Electron company (NYSE-TMO), announced today that its parent company, Thermo Instrument Systems Inc. (ASE-THI), will make a cash tender offer for any and all of the outstanding shares of ONIX Systems common stock at $9.00 per share. This action is part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         Thermo Instrument currently owns approximately 80.3 percent of the outstanding shares of ONIX Systems common stock. Thermo Instrument will condition the tender offer on receiving acceptances from holders of enough shares so that, when combined with its current share ownership, Thermo Instrument's ownership reaches at least 90 percent. If Thermo Instrument achieves this 90-percent-ownership threshold, it will acquire all remaining outstanding shares of ONIX Systems common stock through a "short-form" merger in Delaware. Shareholders who do not tender shares to Thermo Instrument during the tender offer would also receive $9.00 per share in cash for their stock in the short-form merger.

         Thermo Electron, which owns approximately 2.1 percent of the outstanding shares of ONIX Systems common stock, will tender its shares to Thermo Instrument in the tender offer.

         The tender offer and proposed subsequent short-form merger require Securities and Exchange Commission clearance of necessary filings; a short-form merger would not require ONIX Systems board or shareholder approval.

         Thermo Instrument plans to conduct the tender offer during the second quarter of 2000. If Thermo Instrument successfully obtains ownership of at least 90 percent of the outstanding ONIX Systems shares, it expects to complete the spin-in by the end of the second quarter of 2000.

         ONIX Systems Inc. designs, develops, markets, and services sophisticated field measurement instruments and on-line sensors for the process control industry. The company's products incorporate advanced technologies to provide real-time data collection, analysis, and local control functions regarding the flow, level, density, or composition of a particular material. More information is available on the Internet at http://www.thermo.com/subsid/onx1.html.

OTHER IMPORTANT INFORMATION:
THE TENDER OFFER THAT IS DESCRIBED IN THIS ANNOUNCEMENT HAS NOT YET COMMENCED. ONCE THE TENDER OFFER COMMENCES, WE WILL FILE A SOLICITATION/RECOMMENDATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD READ THIS DOCUMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. YOU CAN OBTAIN THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FREE WHEN THEY ARE


                                     -more-

AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov. ALSO, IF YOU WRITE US OR CALL US, WE WILL SEND YOU THE SOLICITATION/RECOMMENDATION STATEMENT FOR FREE WHEN IT IS AVAILABLE.

YOU CAN CALL US AT (781) 622-1111 OR WRITE TO US AT:

         INVESTOR RELATIONS DEPARTMENT
         ONIX SYSTEMS INC.
         81 WYMAN STREET, P.O. BOX 9046
         WALTHAM, MA 02454-9046

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: dependence on the oil and gas industry, market acceptance of new products, customer capital spending policies, the company's acquisition strategy, international sales, technological change and new products, competition, use of gamma technology, protection of proprietary rights, government regulations and approvals, and the potential impact of the year 2000 on processing date-sensitive information.